UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22148

PowerShares Actively Managed Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

301 W. Roosevelt Road Wheaton, IL			60187
(Address of principal executive offices)			(Zip code)

Andrew Schlossberg President 301 W. Roosevelt Road Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-983-0903

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2009 Annual Report to Shareholders

October 31, 2009

PowerShares Active AlphaQ Fund

PowerShares Active Alpha Multi-Cap Fund

PowerShares Active Low Duration Fund

PowerShares Active Mega Cap Fund

PowerShares Active U.S. Real Estate Fund

Table of Contents

The Market Environment	3

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	16

Fees and Expenses	18

Schedules of Investments

PowerShares Active AlphaQ Fund	20

PowerShares Active Alpha Multi-Cap Fund	21

PowerShares Active Low Duration Fund	22

PowerShares Active Mega Cap Fund	23

PowerShares Active U.S. Real Estate Fund	24

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets	28

Financial Highlights	30

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	44

Supplemental Information	45

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The Market Environment

For the year ended October 31, 2009, the global economic situation saw signs of recovery. Global markets continued their decline during the last two months of 2008, but experienced a significant rally after the equity markets bottomed in the early months of 2009. International markets saw a steep rebound, while the U.S. markets experienced a milder upswing. Volatility returned closer to its historic average during the year. Emerging markets had the strongest recovery with the benchmark MSCI Emerging Markets Index returning 64.13%. Developed international markets also posted strong returns with the benchmark MSCI EAFE Index returning 27.71%. The U.S. market had the lowest equity returns over the reporting period with the S&P 500® Index returning 9.80%. Fixed income markets trended higher over the year with the Barclays Aggregate Bond Index returning 13.79%.

Manager's Analysis

PowerShares Active AlphaQ Fund (ticker: PQY)

The sub-adviser of the PowerShares Active AlphaQ Fund (the "Fund") is AER Advisors, Inc (the "Sub-Adviser"). The investment objective of the Fund is long-term capital appreciation. The Fund's portfolio generally consists of 50 Nasdaq-listed securities selected using a unique stock-screening methodology developed by AER Advisors, Inc. The Sub-Adviser rates the stocks of companies with more than $400 million market cap that are traded in the United States. The Sub-Adviser generates a master stock list on a weekly basis that ranks these stocks (approximately 3,000 stocks), segmented by market capitalization, based on its proprietary stock-ranking methodology. Stocks are selected based on factors such as strong earnings growth, low valuations and positive money flow. The Sub-Adviser then narrows its universe to the 100 largest NASDAQ-listed Global Market Securities from their master stock list. The Fund then generally selects and purchases approximately 50 stocks.

The Fund returned 14.38% for the year ended October 31, 2009 underperforming the NASDAQ 100 by 11.45%. The information technology sector, which constitutes more than 35.8% of the portfolio, had the greatest contribution to the Fund's performance. The largest detractor on an individual security basis, came from holdings of Fifth Third Bancorp., while the greatest positive performance came from Priceline.com Inc. The health care sector also contributed positively to the Fund's performance, mainly due to superior stock selection in the sector.

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2009

Information Technology	35.8
Consumer Discretionary	23.8
Health Care	18.5
Financials	9.7
Industrials	4.5
Telecommunication Services	4.1
Materials	1.9
Consumer Staples	1.7
Money Market Fund	0.1
Other	(0.1)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2009

Mid-Cap Growth	56.5
Large-Cap Growth	22.5
Large-Cap Value	9.1
Mid-Cap Value	7.5
Small-Cap Value	4.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2009

Security
Citrix Systems, Inc.	2.7
NetApp, Inc.	2.7
Life Technologies Corp.	2.6
Liberty Media Corp.-Entertainment Class A	2.6
AsiaInfo Holdings, Inc.	2.6
Bucyrus International, Inc.	2.5
eBay, Inc.	2.5
Millicom International Cellular SA	2.4
Warner Chilcott PLC Class A	2.4
Express Scripts, Inc.	2.3
Total	25.3

Manager's Analysis (Continued)

PowerShares Active AlphaQ Fund (ticker: PQY)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
NASDAQ 100 Index	25.83	-3.53	-5.52
S&P 500® Index	9.80	-12.16	-18.55
Fund
NAV	14.38	-12.28	-18.45
Share Price Return	14.15	-12.39	-18.60

Fund Inception: April 11, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The NASDAQ 100 Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100 and 500 common stocks, respectively.

†  Fund returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Active Alpha Multi-Cap Fund (ticker: PQZ)

The sub-adviser of the PowerShares Active Alpha Multi-Cap Fund (the "Fund") is AER Advisors, Inc (the "Sub-Adviser"). The investment objective of the Fund is long-term capital appreciation. The Fund's portfolio generally consists of 50 securities selected using a unique stock-screening methodology developed by AER Advisors, Inc. The Sub-Adviser rates the stocks of companies with more than $400 million market capitalization that are traded in the United States. Weekly, the Sub-Adviser generates a master stock list that ranks these stocks (approximately 3,000 stocks), segmented by market capitalization, based on its proprietary stock-ranking methodology. Stocks are selected based on factors such as strong earnings growth, low valuations and positive money flow. The Sub-Advisers then narrows its universe to the 2,000 largest stocks of companies with varying capitalizations from their master list. The Fund then generally selects and purchases approximately 50 stocks.

The Fund returned 2.49% for the year ended October 31, 2009 underperforming the S&P 500® Index by 7.31%. The information technology sector, which constitutes more than 24% of the portfolio, had the greatest positive contribution to the Fund's performance, due to superior stock selection. IAMGOLD Corp. was the largest individual positive contributor to the Fund. Health care companies, specifically China Medical Technologies and Community Health Systems, which are no longer held by the Fund, were the greatest detractors to the Fund.

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2009

Information Technology	24.1
Financials	21.0
Energy	17.1
Health Care	13.9
Consumer Discretionary	8.4
Consumer Staples	8.3
Materials	4.4
Industrials	1.5
Utilities	1.2
Other	0.1

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2009

Mid-Cap Growth	33.8
Small-Cap Growth	32.5
Small-Cap Value	12.7
Mid-Cap Value	10.9
Large-Cap Growth	7.9
Large-Cap Value	2.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2009

Security
Hansen Natural Corp.	2.9
Amedisys, Inc.	2.7
Cognizant Technology Solutions Corp. Class A	2.6
Petroleo Brasileiro SA	2.6
CNinsure, Inc.	2.6
Perfect World Co. Ltd.	2.6
Atwood Oceanics, Inc.	2.5
VistaPrint NV	2.5
IAMGOLD Corp.	2.5
Longtop Financial Technologies Ltd.	2.4
Total	25.9

Manager's Analysis (Continued)

PowerShares Active Alpha Multi-Cap Fund (ticker: PQZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
S&P 500® Index	9.80	-12.16	-18.55
Russell 3000® Index	10.83	-11.91	-18.19
Fund
NAV	2.49	-25.40	-36.62
Share Price Return	2.82	-25.40	-36.62

Fund Inception: April 11, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500 and 2956 common stocks, respectively.

†  Fund returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Active Low Duration Fund (ticker: PLK)

The sub-adviser of the PowerShares Active Low Duration Fund (the "Fund") is Invesco Institutional (N.A.), Inc. The investment objective of the Fund is to provide total return. The Fund seeks to achieve its objective by investing in a portfolio of U.S. government, corporate and agency debt securities selected by Invesco World-Wide Fixed Income management team. The Fund seeks to outperform its benchmark, Barclays Capital 1-3 Year U.S. Treasury Index ("The Index"), by applying an actively-managed, top-down portfolio construction and bottom-up security selection total return strategy.

For the year ended October 31, 2009, the Fund returned 3.27% while the Index returned 2.80%. The Fund's performance differential versus the Index, beyond regular fund expenses, can mainly be attributed to modest portfolio positions, added earlier in the year, in agency debentures, FDIC guaranteed bank debt and high grade corporate securities.

Duration Breakdown (% of the Fund's

Net Assets) as of October 31, 2009

Maturing in less than 1 year	33.7
Maturing in 1 to 5 Years	66.9
Maturing in 6 to 10 Years	2.1
Other	(2.7)

Top Ten Holdings (% of the Fund's

Net Assets) as of October 31, 2009

United States Treasury Notes 4.375%, 12/15/2010	18.9
United States Treasury Notes 4.125%, 08/15/2010	14.9
United States Treasury Notes 1.875%, 06/15/2012	9.3
United States Treasury Notes 2.750%, 07/31/2010	8.4
United States Treasury Notes 1.375%, 05/15/2012	5.1
United States Treasury Notes 0.875%, 02/28/2011	4.8
United States Treasury Notes 1.375%, 03/15/2012	4.5
United States Treasury Notes 4.250%, 10/15/2010	3.4
United States Treasury Notes 0.875%, 03/31/2011	2.6
United States Treasury Notes 1.500%, 07/15/2012	2.6
Total	74.5

Manager's Analysis (Continued)

PowerShares Active Low Duration Fund (ticker: PLK)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Barclays Capital 1-3 Year US Treasury Index	2.80	2.84	4.53
Fund
NAV	3.27	2.66	4.18
Share Price Return	4.20	2.09	3.27

Fund Inception: April 11, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.30%1 is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Barclays Capital 1-3 Year U.S. Treasury Index (the "Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 20 treasury securities.

†  Fund returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

1  The expense ratio includes estimated acquired fund fees and expenses of the acquired funds in which the Fund invests of 0.01%.

Manager's Analysis

PowerShares Active Mega Cap Fund (ticker: PMA)

The sub-adviser of the PowerShares Active Mega Cap Fund ("the Fund") is Invesco Institutional (N.A.), Inc. ("Invesco Institutional"). The investment objective of the Fund is long-term growth of capital. The Fund's universe may include securities in the Russell Top 200® Index (the "Index") as well as other mega-capitalization stocks. All stocks in the universe are evaluated by Invesco Institutional's proprietary stock selection model. The model is based on several factors relating to four main concepts: earnings momentum, price trend, management action and relative value. Each stock is ranked by this model, and the result is a "weight-of-the-evidence" forecast of the expected excess return for each stock compared to other stocks within their respective industry. Additionally, each stock is evaluated for risk along multiple dimensions.

For the year ended October 31, 2009, the Fund returned 17.37%, while its benchmark, the Index returned 8.52%. The Fund benefited from stock selection in the financial and energy sectors. In particular, the avoidance of exposure to Citigroup and Bank of America over the last year proved advantageous. An underweight to financials during this period also helped the Fund.

Sector Breakdown (% of the Fund's

Net Assets) as of October 31, 2009

Information Technology	24.2
Health Care	22.9
Energy	15.6
Financials	14.0
Consumer Discretionary	12.4
Telecommunication Services	4.4
Industrials	3.5
Consumer Staples	2.0
Money Market Fund	0.8
Materials	0.7
Other	(0.5)

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2009

Large-Cap Value	50.1
Large-Cap Growth	40.6
Mid-Cap Value	7.2
Mid-Cap Growth	2.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2009

Security
Exxon Mobil Corp.	9.8
Texas Instruments, Inc.	5.4
International Business Machines Corp.	5.3
Home Depot (The), Inc.	5.3
UnitedHealth Group, Inc.	5.3
Eli Lilly & Co.	4.5
Goldman Sachs Group (The), Inc.	4.4
Occidental Petroleum Corp.	4.0
Apple, Inc.	3.9
Microsoft Corp.	3.8
Total	51.7

Manager's Analysis (Continued)

PowerShares Active Mega Cap Fund (ticker: PMA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of October 31, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Russell Top 200® Index	8.52	-12.22	-18.64
S&P 500® Index	9.80	-12.16	-18.55
Fund
NAV	17.37	-8.88	-13.47
Share Price Return	17.29	-8.95	-13.58

Fund Inception: April 11, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Russell Top 200® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 191 and 500 common stocks, respectively.

†  Fund returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Active U.S. Real Estate Fund (ticker: PSR)

The sub-adviser of the PowerShares Active U.S. Real Estate Fund, (the "Fund") is Invesco Institutional (N.A.) Inc. ("Invesco Institutional") and its affiliated sub-advisers. The Fund seeks high total return through growth of capital and current income. The Fund structures and selects its investments primarily from a universe of securities that are included within the FTSE NAREIT Equity REITs Index at the time of purchase. The selection methodology uses quantitative and statistical metrics to identify attractively priced securities and manage risk. The Fund will invest principally in equity real estate investment trusts ("REITs").

Despite the uncertainty, a significant stock market rally began late in the first quarter of 2009 which has persisted year-to-date. Strained credit markets materially affected real estate markets, with the effects being slowing property sales and lower property valuations. Towards the end of the fiscal year, modest improvements in credit markets and increased access to capital through debt refinancing and secondary equity offerings benefited the U.S. real estate investment trust ("REIT") market. In this volatile environment, the Fund reported positive returns of 67.47% since inception on November 20, 2008. While some REITs have raised capital to target new investment opportunities, it appears likely that a large volume of transactions are unlikely to occur over the near term as bid-ask spreads remain wide for most assets. As a result, these recent capital increases are likely to prove dilutive to earnings until the proceeds can be invested. Despite the recovery in REIT shares during most of 2009, relatively weak real estate fundamentals are likely to weigh on company earnings reports for at least the next few quarters. In addition, earnings are also likely to be negatively pressured as lower cost debt is refinanced at higher rates over the next 2-3 years.

Manager's Analysis (Continued)

PowerShares Active U.S. Real Estate Fund (ticker: PSR)

Property Type and Industry Breakdown

(% of the Fund's Net Assets) as of

October 31, 2009

Health Care	19.9
Office Property	16.1
Apartments	13.2
Regional Malls	11.2
Diversified	8.5
Shopping Centers	7.4
Storage	7.4
Warehouse/Industrial	4.4
Hotels	4.3
Forestry	2.4
Paper & Related Products	1.5
Single Tenant	1.1
Manufactured Homes	1.0
Money Market	0.0
Other	1.6

Style Allocation (% of the Fund's Total

Investments) as of October 31, 2009

Mid-Cap Growth	36.1
Mid-Cap Value	27.6
Small-Cap Value	17.3
Small-Cap Growth	12.4
Large-Cap Growth	6.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of October 31, 2009

Security
Simon Property Group, Inc.	11.2
Public Storage	6.5
HCP, Inc.	6.1
Boston Properties, Inc.	5.8
Equity Residential	5.6
Ventas, Inc.	4.5
Health Care, Inc.	3.9
Federal Realty Investment Trust	2.6
Vornado Realty Trust	2.5
Plum Creek Timber Co., Inc.	2.4
Total	51.1

Manager's Analysis (Continued)

PowerShares Active U.S. Real Estate Fund (ticker: PSR)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of October 31, 2009
Fund Inception Cumulative†
Index
FTSE NAREIT Equity REITs Index	30.05
S&P 500® Index	18.29
Fund
NAV	67.47
Share Price Return	68.71

Fund Inception: November 20, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.80% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The FTSE NAREIT Equity REITs Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 99 and 500 common stocks, respectively.

†  Fund returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

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Frequency Distribution of Discounts & Premiums

Since Inception through October 31, 2009

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Trading Days	0-24	25-49	50-99	100-149	150-199	200+
PQY	PowerShares Active AlphaQ Fund	4/11/08	393	114	18	10	13	7	35
PQZ	PowerShares Active Alpha Multi-Cap Fund	4/11/08	393	122	24	15	6	6	14
PLK	PowerShares Active Low Duration Fund	4/11/08	393	82	44	49	8	6	20
PMA	PowerShares Active Mega Cap Fund	4/11/08	393	151	13	10	7	6	11
PSR	PowerShares Active U.S. Real Estate Fund	11/20/08	237	55	10	10	7	5	54

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PQY	150	16	15	5	1	9
PQZ	177	13	4	3	3	6
PLK	69	27	47	12	12	17
PMA	165	11	7	5	1	6
PSR	64	12	4	4	3	9

Fees and Expenses

As a shareholder of a Fund of the PowerShares Actively Managed Exchange-Traded Fund Trust, you incur a unitary management fee. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2009.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio based on Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares Active AlphaQ Fund Actual	$1,000.00	$1,177.13	0.75%	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Active Alpha Multi-Cap Fund Actual	$1,000.00	$1,154.53	0.75%	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Active Low Duration Fund Actual	$1,000.00	$1,019.80	0.29%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.74	0.29%	$1.48

Fees and Expenses (Continued)

	Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio based on Number of Days in the Period	Expenses Paid During the Six-Month Period (1)
PowerShares Active Mega Cap Fund Actual	$1,000.00	$1,163.10	0.75%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.75%	$3.82
PowerShares Active U.S. Real Estate Fund Actual	$1,000.00	$1,265.27	0.80%	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 184 and then dividing the result by 365. Expense ratios for the most recent half year may differ from expense ratios based on the one year data in the Financial Highlights.

Schedule of Investments

PowerShares Active AlphaQ Fund

October 31, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—23.8%
1,165	Apollo Group, Inc., Class A*	$66,522
1,725	Bed Bath & Beyond, Inc.*	60,737
4,400	Comcast Corp., Class A	63,800
2,587	Discovery Communications, Inc., Class A*	71,143
4,292	DISH Network Corp., Class A*	74,681
1,578	Dollar Tree, Inc.*	71,215
3,641	Expedia, Inc.*	82,541
2,030	Garmin Ltd.	61,428
3,370	Liberty Media Corp. - Entertainment, Class A*	103,862
1,150	Netflix, Inc.*	61,468
534	Priceline.com, Inc.*	84,260
1,567	Ross Stores, Inc.	68,964
2,690	Urban Outfitters, Inc.*	84,412
		955,033
	Consumer Staples—1.7%
1,860	Hansen Natural Corp.*	67,239
	Financials—9.7%
1,316	Arch Capital Group Ltd.*	88,659
7,992	Fifth Third Bancorp	71,448
5,213	Hudson City Bancorp, Inc.	68,499
1,647	T. Rowe Price Group, Inc.	80,258
4,095	TD Ameritrade Holding Corp.*	79,034
		387,898
	Health Care—18.5%
1,300	Celgene Corp.*	66,365
1,180	Express Scripts, Inc.*	94,306
1,550	Gilead Sciences, Inc.*	65,953
2,253	Life Technologies Corp.*	106,274
4,924	Mylan, Inc.*	79,966
2,407	Perrigo Co.	89,516
3,256	QIAGEN NV (Netherlands)*	67,822
1,563	Teva Pharmaceutical Industries Ltd. ADR (Israel)	78,900
4,300	Warner Chilcott PLC, Class A (Ireland)*	95,245
		744,347
	Industrials—4.5%
2,300	Bucyrus International, Inc.	102,166
1,550	Joy Global, Inc.	78,136
		180,302
	Information Technology—35.8%
4,657	AsiaInfo Holdings, Inc.*	102,733
2,830	ASML Holding NV (Netherlands)	76,240
227	Baidu, Inc. ADR (China)*	85,788
2,874	Check Point Software Technologies Ltd. (Israel)*	89,295
2,920	Citrix Systems, Inc.*	107,340

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,019	Cognizant Technology Solutions Corp., Class A*	$78,034
4,471	eBay, Inc.*	99,569
1,846	Fiserv, Inc.*	84,676
164	Google, Inc., Class A*	87,924
1,460	Infosys Technologies Ltd. ADR (India)	67,160
6,639	Marvell Technology Group Ltd. (Bermuda)*	91,087
3,958	NetApp, Inc.*	107,064
6,201	Nuance Communications, Inc.*	81,295
1,200	Research In Motion Ltd. (Canada)*	70,476
3,630	SanDisk Corp.*	74,342
7,157	Telefonaktiebolaget LM Ericsson ADR (Sweden)	74,433
2,720	Xilinx, Inc.	59,160
		1,436,616
	Materials—1.9%
1,515	Sigma-Aldrich Corp.	78,674
	Telecommunication Services—4.1%
1,523	Millicom International Cellular SA (Luxembourg)*	95,431
2,630	NII Holdings, Inc.*	70,826
		166,257
	Total Common Stocks and Other Equity Interests (Cost $3,383,618)	4,016,366
	Money Market Fund—0.1%
3,719	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $3,719)	3,719
	Total Investments (Cost $3,387,337)—100.1%	4,020,085
	Liabilities in excess of other assets—(0.1%)	(5,466)
	Net Assets—100.0%	$4,014,619

ADR American Depositary Receipt

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Active Alpha Multi-Cap Fund

October 31, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—8.4%
2,155	Aeropostale, Inc.*	$80,877
4,185	Bridgepoint Education, Inc.*	59,343
1,760	DeVry, Inc.	97,310
845	ITT Educational Services, Inc.*	76,346
3,830	Lincoln Educational Services Corp.*	75,911
		389,787
	Consumer Staples—8.3%
3,160	American Italian Pasta Co., Class A*	85,857
7,450	Cresud S.A.C.I.F.yA. ADR (Argentina)	91,783
3,791	Hansen Natural Corp.*	137,045
1,385	Ralcorp Holdings, Inc.*	74,375
		389,060
	Energy—17.1%
3,340	Atwood Oceanics, Inc.*	118,537
8,200	Cheniere Energy Partners LP	87,576
2,429	CONSOL Energy, Inc.	103,985
906	Diamond Offshore Drilling, Inc.	86,297
3,484	Dresser-Rand Group, Inc.*	102,673
3,100	Linn Energy LLC	75,950
2,603	Petroleo Brasileiro SA ADR (Brazil)	120,311
3,449	Pride International, Inc.*	101,952
		797,281
	Financials—21.0%
5,081	Assured Guaranty Ltd. (Bermuda)	84,243
5,900	CNinsure, Inc. ADR (Cayman Islands)	119,592
6,800	EZCORP, Inc., Class A*	88,196
4,681	Greenlight Capital Re Ltd., Class A (Cayman Islands)*	87,347
3,027	Hatteras Financial Corp. REIT	85,059
9,700	Maiden Holdings Ltd. (Bermuda)	67,221
9,250	MFA Financial, Inc. REIT	68,635
2,866	Prosperity Bancshares, Inc.	102,574
1,737	RenaissanceRe Holdings Ltd. (Bermuda)	91,193
3,377	Tower Group, Inc.	83,007
3,657	Wells Fargo & Co.	100,641
		977,708
	Health Care—13.9%
3,104	Amedisys, Inc.*	123,509
3,150	Endo Pharmaceuticals Holdings, Inc.*	70,560
2,136	Inverness Medical Innovations, Inc.*	81,189
3,785	LHC Group, Inc.*	105,639
6,300	Mylan, Inc.*	102,312
4,560	Par Pharmaceutical Cos., Inc.*	95,623
2,450	Valeant Pharmaceuticals International*	72,030
		650,862

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Industrials—1.5%
1,050	American Science & Engineering, Inc.	$69,426
	Information Technology—24.1%
4,862	AsiaInfo Holdings, Inc.*	107,256
3,123	Cognizant Technology Solutions Corp., Class A*	120,704
1,810	Ebix, Inc.*	111,496
4,200	InterDigital, Inc.*	86,352
4,215	Longtop Financial Technologies Ltd. ADR (Cayman Islands)*	111,698
415	MasterCard, Inc., Class A	90,893
2,717	Perfect World Co. Ltd. ADR (Cayman Islands)*	119,576
3,766	Red Hat, Inc.*	97,200
1,165	Research In Motion Ltd. (Canada)*	68,420
11,810	United Online, Inc.	94,480
2,300	VistaPrint NV (Netherlands)*	117,416
		1,125,491
	Materials—4.4%
9,100	Harmony Gold Mining Co. Ltd. ADR (South Africa)	90,636
8,769	IAMGOLD Corp. (Canada)	115,312
		205,948
	Utilities—1.2%
2,100	Spectra Energy Partners LP	53,655
	Total Investments (Cost $3,926,925)—99.9%	4,659,218
	Other assets less liabilities—0.1%	3,631
	Net Assets—100.0%	$4,662,849

ADR American Depositary Receipt

REIT Real Estate Investment Trust

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Active Low Duration Fund

October 31, 2009

Principal Amount		Value
	Long-Term Investments—69.0%
	Corporate Bonds—10.0%
$50,000	AutoZone, Inc. 5.750%, 01/15/15	$53,608
30,000	Bank of New York Mellon Corp. (The) 4.300%, 05/15/14	31,650
100,000	Citibank NA 1.500%, 07/12/11	100,970
100,000	Citigroup Funding, Inc. 1.875%, 10/22/12	100,406
80,000	Citigroup Funding, Inc. 2.250%, 12/10/12	81,298
30,000	Goldman Sachs Group, Inc. (The) 3.625%, 08/01/12	30,929
10,000	Goldman Sachs Group, Inc. (The) 6.000%, 05/01/14	11,005
70,000	JPMorgan Chase & Co. 4.650%, 06/01/14	73,917
40,000	MetLife, Inc. 6.750%, 06/01/16	44,790
50,000	Morgan Stanley 2.250%, 03/13/12	51,066
15,000	Northern Trust Corp. 4.625%, 05/01/14	16,115
25,000	Southern Co. 4.150%, 05/15/14	26,033
25,000	State Street Corp. 4.300%, 05/30/14	26,307
60,000	TJX Cos, Inc. 4.200%, 08/15/15	62,381
50,000	Wells Fargo & Co. 2.125%, 06/15/12	50,936
		761,411
	United States Government Agencies Obligations—5.6%
75,000	Federal Home Loan Bank 1.625%, 09/26/12	75,180
100,000	Federal Home Loan Bank 1.625%, 11/21/12	99,999
100,000	Federal Home Loan Bank 1.750%, 08/22/12	100,732
50,000	Federal Home Loan Mortgage Corp. 2.125%, 09/21/12	50,865
100,000	Federal National Mortgage Association 1.000%, 11/23/11	100,013
		426,789
	United States Government Obligations—53.4%
	United States Treasury Notes
360,000	0.875%, 02/28/11	361,758
200,000	0.875%, 03/31/11	200,953
340,000	1.375%, 03/15/12	342,152
385,000	1.375%, 05/15/12	386,805
195,000	1.500%, 07/15/12	196,310

Principal Amount		Value
	Long-Term Investments (Continued)
$700,000	1.875%, 06/15/12	$711,649
183,000	4.250%, 01/15/11	191,378
1,376,000	4.375%, 12/15/10	1,436,470
131,000	4.750%, 03/31/11	138,788
96,000	4.875%, 05/31/11	102,431
		4,068,694
	Total Long-Term Investments (Cost $5,194,139)	5,256,894
	Short-Term Investments—33.7%
	United States Government Obligations—29.1%
	United States Treasury Notes
179,000	2.625%, 05/31/10(a)	181,538
629,000	2.750%, 07/31/10	640,696
1,100,000	4.125%, 08/15/10	1,133,001
250,000	4.250%, 10/15/10	259,239
		2,214,474
Number of Shares
	Money Market Fund—4.6%
353,004	Goldman Sachs Financial Square Prime Obligations Institutional Share Class	353,004
	Total Short-Term Investments (Cost $2,559,796)	2,567,478
	Total Investments (Cost $7,753,935)—102.7%	7,824,372
	Liabilities in excess of other assets—(2.7%)	(206,646)
	Net Assets—100.0%	$7,617,726

(a)  All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 5.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Active Mega Cap Fund

October 31, 2009

Number of Shares		Value
	Common Stocks—99.7%
	Consumer Discretionary—12.4%
9,072	Ford Motor Co.*	$63,504
4,707	Gap, Inc. (The)	100,447
6,669	Home Depot, Inc. (The)	167,325
2,006	Time Warner, Inc.	60,421
		391,697
	Consumer Staples—2.0%
465	Archer-Daniels-Midland Co.	14,006
1,003	Wal-Mart Stores, Inc.	49,829
		63,835
	Energy—15.6%
761	Chevron Corp.	58,247
4,297	Exxon Mobil Corp.	307,965
1,679	Occidental Petroleum Corp.	127,403
		493,615
	Financials—14.0%
1,184	Aflac, Inc.	49,124
1,523	American Express Co.	53,061
933	Chubb Corp. (The)	45,269
817	Goldman Sachs Group, Inc. (The)	139,029
1,119	Morgan Stanley*	35,942
1,605	Prudential Financial, Inc.	72,595
940	Travelers Cos., Inc. (The)	46,803
		441,823
	Health Care—22.9%
171	Abbott Laboratories	8,647
2,116	Amgen, Inc.*	113,693
592	Biogen Idec, Inc.*	24,941
5,402	Boston Scientific Corp.*	43,864
1,468	Bristol-Myers Squibb Co.	32,002
4,209	Eli Lilly & Co.	143,148
250	Johnson & Johnson	14,763
890	Merck & Co., Inc.	27,528
3,410	Pfizer, Inc.	58,072
706	Schering-Plough Corp.	19,909
6,430	UnitedHealth Group, Inc.	166,858
1,429	WellPoint, Inc.*	66,820
		720,245
	Industrials—3.5%
4,514	General Electric Co.	64,369
1,024	Raytheon Co.	46,367
		110,736
	Information Technology—24.2%
646	Apple, Inc.*	121,771
827	Corning, Inc.	12,082

Number of Shares		Value
	Common Stocks (Continued)
2,173	Dell, Inc.*	$31,487
1,241	EMC Corp.*	20,439
135	Hewlett-Packard Co.	6,407
1,395	International Business Machines Corp.	168,252
4,374	Microsoft Corp.	121,292
201	Oracle Corp.	4,241
5,986	Symantec Corp.*	105,234
7,291	Texas Instruments, Inc.	170,974
		762,179
	Materials—0.7%
218	Freeport-McMoRan Copper & Gold, Inc.*	15,992
227	Southern Copper Corp.	7,151
		23,143
	Telecommunication Services—4.4%
3,808	AT&T, Inc.	97,751
14,300	Sprint Nextel Corp.*	42,328
		140,079
	Total Common Stocks (Cost $3,070,178)	3,147,352
	Money Market Fund—0.8%
25,899	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $25,899)	25,899
	Total Investments (Cost $3,096,077)—100.5%	3,173,251
	Liabilities in excess of other assets—(0.5%)	(14,863)
	Net Assets—100.0%	$3,158,388

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Active U.S. Real Estate Fund

October 31, 2009

Number of Shares		Value
	Real Estate Investment Trust, Common Stocks and Other Equity Interests—98.4%
	Apartments—13.2%
2,405	AvalonBay Communities, Inc.	$165,416
3,655	BRE Properties, Inc.	99,526
16,000	Equity Residential	462,080
1,650	Essex Property Trust, Inc.	124,047
1,630	Mid-America Apartment Communities, Inc.	71,426
2,477	Post Properties, Inc.	40,846
8,511	UDR, Inc.	122,388
		1,085,729
	Diversified—8.5%
2,950	Colonial Properties Trust	31,064
4,450	Digital Realty Trust, Inc.	200,828
5,506	Liberty Property Trust	161,711
1,580	Potlatch Corp.	44,098
1,107	PS Business Parks, Inc.	54,210
3,465	Vornado Realty Trust	206,375
		698,286
	Forestry—2.4%
6,450	Plum Creek Timber Co., Inc.	201,820
	Health Care—19.9%
17,159	HCP, Inc.	507,735
7,250	Health Care REIT, Inc.	321,682
3,450	Healthcare Realty Trust, Inc.	71,864
4,720	Medical Properties Trust, Inc.	37,760
6,250	Nationwide Health Properties, Inc.	201,563
6,854	Senior Housing Properties Trust	132,145
9,170	Ventas, Inc.	367,992
		1,640,741
	Hotels—4.3%
7,160	Hospitality Properties Trust	138,260
11,962	Host Hotels & Resorts, Inc.	120,936
3,720	LaSalle Hotel Properties	63,835
4,450	Sunstone Hotel Investors, Inc.	33,597
		356,628
	Manufactured Homes—1.0%
1,738	Equity Lifestyle Properties, Inc.	80,730
	Office Property—16.1%
2,202	Alexandria Real Estate Equities, Inc.	119,282
5,711	BioMed Realty Trust, Inc.	77,498
7,928	Boston Properties, Inc.	481,785
7,071	Brandywine Realty Trust	67,599
3,451	Corporate Office Properties Trust	114,539
5,234	Douglas Emmett, Inc.	61,761
4,074	Highwoods Properties, Inc.	112,116
13,021	HRPT Properties Trust	91,538

Number of Shares		Value
	Real Estate Investment Trust, Common Stocks and Other Equity Interests (Continued)
2,451	Kilroy Realty Corp.	$67,697
4,401	Mack-Cali Realty Corp.	136,211
		1,330,026
	Paper & Related Products—1.5%
3,267	Rayonier, Inc.	126,041
	Regional Malls—11.2%
13,643	Simon Property Group, Inc.	926,223
	Shopping Centers—7.4%
2,310	Acadia Realty Trust	36,729
3,620	Federal Realty Investment Trust	213,688
9,340	Kimco Realty Corp.	118,058
4,583	Regency Centers Corp.	153,760
2,356	Tanger Factory Outlet Centers, Inc.	89,693
		611,928
	Single Tenant—1.1%
4,690	National Retail Properties, Inc.	90,892
	Storage—7.4%
7,260	Public Storage	534,336
1,370	Sovran Self Storage, Inc.	41,237
5,465	U-Store-It Trust	31,150
		606,723
	Warehouse/Industrial—4.4%
8,570	AMB Property Corp.	188,369
12,000	DCT Industrial Trust, Inc.	54,360
10,819	ProLogis	122,579
		365,308
	Total Real Estate Investment Trust, Common Stocks and Other Equity Interests (Cost $7,497,693)	8,121,075
	Money Market Fund—0.0%
478	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $478)	478
	Total Investments (Cost $7,498,171)—98.4%	8,121,553
	Other assets less liabilities—1.6%	131,731
	Net Assets—100.0%	$8,253,284

REIT Real Estate Investment Trust

See Notes to Financial Statements.

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Statements of Assets and Liabilities

October 31, 2009

	PowerShares Active AlphaQ Fund	PowerShares Active Alpha Multi-Cap Fund	PowerShares Active Low Duration Fund	PowerShares Active Mega Cap Fund	PowerShares Active U.S. Real Estate Fund
ASSETS:
Investments, at value	$4,020,085	$4,659,218	$7,824,372	$3,173,251	$8,121,553
Cash	—	57,573	—	—	4,317
Receivables:
Dividends and interest	—	3,039	63,313	2,183	8,224
Variation margin	—	—	881	—	—
Shares sold	—	—	—	192,585	—
Investments sold	60,856	79,784	—	—	124,916
Total Assets	4,080,941	4,799,614	7,888,566	3,368,019	8,259,010
LIABILITIES:
Due to custodian	—	—	9,370	—	—
Payables:
Investments purchased	63,629	133,624	259,716	207,744	—
Accrued unitary management fees	2,693	3,141	1,754	1,887	5,726
Total Liabilities	66,322	136,765	270,840	209,631	5,726
NET ASSETS	$4,014,619	$4,662,849	$7,617,726	$3,158,388	$8,253,284
NET ASSETS CONSIST OF:
Shares of beneficial interest	$5,127,013	$9,087,893	$7,559,961	$3,644,520	$7,650,794
Undistributed net investment income	—	5,154	—	14,256	22,443
Accumulated net realized loss on investments	(1,745,142)	(5,162,491)	(20,529)	(577,562)	(43,335)
Net unrealized appreciation on investments	632,748	732,293	78,294	77,174	623,382
Net Assets	$4,014,619	$4,662,849	$7,617,726	$3,158,388	$8,253,284
Shares outstanding (unlimited amount authorized, $0.01 par value)	200,000	300,000	300,000	150,000	250,000
Net asset value	$20.07	$15.54	$25.39	$21.06	$33.01
Share Price	$20.04	$15.54	$25.23	$21.04	$33.05
Investments, at cost	$3,387,337	$3,926,925	$7,753,935	$3,096,077	$7,498,171

See Notes to Financial Statements.

Statements of Operations

	PowerShares Active AlphaQ Fund	PowerShares Active Alpha Multi-Cap Fund	PowerShares Active Low Duration Fund	PowerShares Active Mega Cap Fund	PowerShares Active U.S. Real Estate Fund
	Year Ended October 31, 2009	Year Ended October 31, 2009	Year Ended October 31, 2009	Year Ended October 31, 2009	For the Period November 19, 2008* Through October 31, 2009
INVESTMENT INCOME:
Dividend income	$21,083	$55,088	$—	$41,281	$114,754
Interest income	—	—	80,298	—	—
Foreign withholding taxes	(503)	(950)	—	—	—
Total Income	20,580	54,138	80,298	41,281	114,754
EXPENSES:
Unitary management fees	26,607	38,103	15,907	14,521	25,299
Net Investment Income (Loss)	(6,027)	16,035	64,391	26,760	89,455
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(1,051,001)	(3,421,046)	569	(466,613)	(46,912)
In-kind redemptions	190,831	422,406	14,322	108,162	483,980
Futures contracts	—	—	(6,402)	—	—
Net realized gain (loss)	(860,170)	(2,998,640)	8,489	(358,451)	437,068
Net change in unrealized appreciation on:
Investments	1,463,767	3,058,899	55,069	629,262	623,382
Futures contracts	—	—	7,857	—	—
Net realized and unrealized gain on investments and futures contracts	603,597	60,259	71,415	270,811	1,060,450
Net increase in net assets resulting from operations	$597,570	$76,294	$135,806	$297,571	$1,149,905

*  Commencement of Investment Operations.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	PowerShares Active AlphaQ Fund		PowerShares Active Alpha Multi-Cap Fund
	Year Ended October 31, 2009	For the Period April 8, 2008* Through October 31, 2008	Year Ended October 31, 2009	For the Period April 8, 2008* Through October 31, 2008
OPERATIONS:
Net investment income (loss)	$(6,027)	$(2,740)	$16,035	$1,831
Net realized gain (loss) on investments	(860,170)	(687,896)	(2,998,640)	(1,744,447)
Net change in unrealized appreciation (depreciation) on investments	1,463,767	(831,019)	3,058,899	(2,326,606)
Net increase (decerase) in net assets resulting from operations	597,570	(1,521,655)	76,294	(4,069,222)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(182)	1,374	(2,751)	11,003
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(12,784)	—
Return of capital	(2,478)	—	—	—
Total distributions to shareholders	(2,478)	—	(12,784)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	3,223,926	7,492,592	669,186	10,147,242
Value of shares repurchased	(3,316,224)	(2,484,112)	(2,149,362)	(23,505)
Net income equalization	182	(1,374)	2,751	(11,003)
Net increase (decrease) in net assets resulting from shares transactions	(92,116)	5,007,106	(1,477,425)	10,112,734
Increase (Decrease) in Net Assets	502,794	3,486,825	(1,416,666)	6,054,515
NET ASSETS:
Beginning of period	3,511,825	25,000	6,079,515	25,000
End of period	$4,014,619	$3,511,825	$4,662,849	$6,079,515
Undistributed net investment income at end of period	$—	$—	$5,154	$1,831
CHANGES IN SHARES OUTSTANDING:
Shares sold	200,000	300,000	50,000	400,000
Shares repurchased	(200,000)	(101,000)	(150,000)	(1,000)
Shares outstanding, beginning of period	200,000	1,000	400,000	1,000
Shares outstanding, end of period	200,000	200,000	300,000	400,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

	PowerShares Active Low Duration Fund		PowerShares Active Mega Cap Fund		PowerShares Active U.S. Real Estate Fund
	Year Ended October 31, 2009	For the Period April 8, 2008* Through October 31, 2008	Year Ended October 31, 2009	For the Period April 8, 2008* Through October 31, 2008	For the Period November 19, 2008* Through October 31, 2009
OPERATIONS:
Net investment income (loss)	$64,391	$27,658	$26,760	$17,219	$89,455
Net realized gain (loss) on investments	8,489	(16,108)	(358,451)	(145,059)	437,068
Net change in unrealized appreciation (depreciation) on investments	62,926	15,368	629,262	(552,088)	623,382
Net increase (decerase) in net assets resulting from operations	135,806	26,918	297,571	(679,928)	1,149,905
Undistributed net investment income (loss) included in the price of units issued and redeemed	(5,852)	30	7,014	(150)	88,841
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(68,278)	(27,658)	(29,723)	—	(67,012)
Return of capital	(11,881)	(1,121)	—	—	—
Total distributions to shareholders	(80,159)	(28,779)	(29,723)	—	(67,012)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	12,643,122	2,500,000	7,472,575	5,087,520	25,601,869
Value of shares repurchased	(7,579,418)	(24,764)	(6,405,568)	(2,609,059)	(18,431,478)
Net income equalization	5,852	(30)	(7,014)	150	(88,841)
Net increase (decrease) in net assets resulting from shares transactions	5,069,556	2,475,206	1,059,993	2,478,611	7,081,550
Increase (Decrease) in Net Assets	5,119,351	2,473,375	1,334,855	1,798,533	8,253,284
NET ASSETS:
Beginning of period	2,498,375	25,000	1,823,533	25,000	—
End of period	$7,617,726	$2,498,375	$3,158,388	$1,823,533	$8,253,284
Undistributed net investment income at end of period	$—	$—	$14,256	$17,219	$22,443
CHANGES IN SHARES OUTSTANDING:
Shares sold	500,000	100,000	400,000	200,000	900,000
Shares repurchased	(300,000)	(1,000)	(350,000)	(101,000)	(650,000)
Shares outstanding, beginning of period	100,000	1,000	100,000	1,000	—
Shares outstanding, end of period	300,000	100,000	150,000	100,000	250,000

Financial Highlights

PowerShares Active AlphaQ Fund

	Year Ended October 31, 2009		For the Period April 8, 2008* through October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.56		$25.00
Net investment income (loss)**	(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments	2.55		(7.42)
Total from investment operations	2.52		(7.44)
Distributions to shareholders from:
Return of capital	(0.01)		—
Net asset value at end of period	$20.07		$17.56
Share price at end of period***	$20.04		$17.57
NET ASSET VALUE, TOTAL RETURN****	14.38%		(29.76	)%(a)
SHARE PRICE TOTAL RETURN****	14.15%		(29.72	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$4,015		$3,512
Ratio to average net assets of:
Expenses	0.75%		0.75	%†
Net investment income (loss)	(0.17)%		(0.14	)%†
Portfolio turnover rate ††	153%		90%
Undistributed net investment income (loss) included in price of units issued and redeemed#	$(0.00	)(b)	$0.01

PowerShares Active Alpha Multi-Cap Fund

	Year Ended October 31, 2009	For the Period April 8, 2008* through October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.20	$25.00
Net investment income**	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.33	(9.81)
Total from investment operations	0.37	(9.80)
Distributions to shareholders from:
Net investment income	(0.03)	—
Net asset value at end of period	$15.54	$15.20
Share price at end of period***	$15.54	$15.15
NET ASSET VALUE, TOTAL RETURN****	2.49%	(39.20	)%(c)
SHARE PRICE TOTAL RETURN****	2.82%	(39.40	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$4,663	$6,080
Ratio to average net assets of:
Expenses	0.75%	0.75	%†
Net investment income	0.32%	0.05	%†
Portfolio turnover rate ††	197%	89%
Undistributed net investment income (loss) included in price of units issued and redeemed#	$(0.01)	$0.04

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 11, 2008, first day of trading on the exchange) to October 31, 2008 was (28.70)%. The share price total return from Fund inception to October 31, 2008 was (28.69)%.

(b)  Amount represents less than $0.005.

(c)  The net asset value total return from Fund Inception (April 11, 2008, first day of trading on the exchange) to October 31, 2008 was (38.16)%. The share price total return from Fund inception to October 31, 2008 was (38.37)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Active Low Duration Fund

	Year Ended October 31, 2009	For the Period April 8, 2008* through October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.98	$25.00
Net investment income**	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.52	(0.01)
Total from investment operations	0.81	0.27
Distribution to shareholders from:
Net investment income	(0.35)	(0.28)
Return of capital	(0.05)	(0.01)
Total distributions	(0.40)	(0.29)
Net asset value at end of period	$25.39	$24.98
Share price at end of period***	$25.23	$24.60
NET ASSET VALUE, TOTAL RETURN****	3.27%	1.08	%(a)
SHARE PRICE TOTAL RETURN****	4.20%	(0.45	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$7,618	$2,498
Ratio to average net assets of:
Expenses	0.29%	0.29	%†
Net investment income	1.17%	1.99	%†
Portfolio turnover rate ††	295%	296%
Undistributed net investment income (loss) included in price of units issued and redeemed#	$(0.03)	$0.00	(b)

PowerShares Active Mega Cap Fund

	Year Ended October 31, 2009	For the Period April 8, 2008* through October 31, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$18.24	$25.00
Net investment income**	0.26	0.17
Net realized and unrealized gain (loss) on investments	2.86	(6.93)
Total from investment operations	3.12	(6.76)
Distributions to shareholders from:
Net investment income	(0.30)	—
Net asset value at end of period	$21.06	$18.24
Share price at end of period***	$21.04	$18.23
NET ASSET VALUE, TOTAL RETURN****	17.37%	(27.04	)%(c)
SHARE PRICE TOTAL RETURN****	17.29%	(27.08	)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,158	$1,824
Ratio to average net assets of:
Expenses	0.75%	0.75	%†
Net investment income	1.38%	1.30	%†
Portfolio turnover rate ††	87%	41%
Undistributed net investment income (loss) included in price of units issued and redeemed#	$0.07	$(0.00	)(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 11, 2008, first day of trading on the exchange) to October 31, 2008 was 0.88%. The share price total return from Fund inception to October 31, 2008 was (0.89)%.

(b)  Amount represents less than $0.005

(c)  The net asset value total return from Fund Inception (April 11, 2008, first day of trading on the exchange) to October 31, 2008 was (26.27)%. The share price total return from Fund inception to October 31, 2008 was (26.31)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Active U.S. Real Estate Fund

	For Period November 19, 2008* through October 31, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$21.66
Net investment income**	0.72
Net realized and unrealized gain (loss) on investments	11.21
Total from investment operations	11.93
Distribution to shareholders from:
Net investment income	(0.58)
Net asset value at end of period	$33.01
Share price at end of period***	$33.05
NET ASSET VALUE, TOTAL RETURN****	55.56	%(a)
SHARE PRICE TOTAL RETURN****	55.70	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$8,253
Ratio to average net assets of:
Expenses	0.80	%†
Net investment income	2.83	%†
Portfolio turnover rate ††	46%
Undistributed net investment income (loss) included in price of units issued and redeemed#	$0.71

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (November 20, 2008, first day of trading on the exchange) to October 31, 2009 was 67.47%. The share price total return from Fund Inception to October 31, 2009 was 68.71%.

See Notes to Financial Statements.

Notes to Financial Statements

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

Note 1. Organization

PowerShares Actively Managed Exchange-Traded Fund Trust (the "Trust") was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the fiscal year end, the Trust offered five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Active AlphaQ Fund	"Active AlphaQ Fund"

PowerShares Active Alpha Multi-Cap Fund	"Active Alpha Multi-Cap Fund"

PowerShares Active Low Duration Fund	"Active Low Duration Fund"

PowerShares Active Mega Cap Fund	"Active Mega Cap Fund"

PowerShares Active U.S. Real Estate Fund	"Active U.S. Real Estate Fund"

Each portfolio (the "Fund" and collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund's Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc.

The Funds' market prices may differ to some degree from the net asset value ("NAV") of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index, except with respect to Active Low Duration Fund for which Creation Units are issued and redeemed partially for cash and partially in-kind for securities included in a specified universe. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective for the Active AlphaQ Fund and Active Alpha Multi-Cap Fund is long-term capital appreciation. The investment objective for the Active Low Duration Fund is total return. Active Mega Cap Fund's investment objective is long-term growth of capital. The investment objective of Active U.S. Real Estate Fund is high total return through growth of capital and current income.

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies not traded on an exchange are valued at the end of day NAV per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

A Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds, and the value of investments may tend to rise and fall more rapidly.

All of the funds, except for Active AlphaQ and Active MultiCap, are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Active Low Duration Fund holds investments in obligations issued by agencies and instrumentalities of the U.S. Government, which may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the returns for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Advisers (as defined below) and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund (except for the Active Low Duration Fund, which declares and pays dividends monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period-end.

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholders' per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statement of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

H. Futures Contracts

Each Fund may enter into U.S. futures contracts to simulate full investment in securities or an Underlying Index, to facilitate trading or to reduce transaction costs. With respect to the Active Low Duration Fund, the Fund may invest in futures contracts on U.S. Treasury securities to manage interest rate risk and may do so with respect to the entire portfolio. A futures contract is an agreement between two parties to purchase or sell a specified underlying security or index for a specified price at a future date. The Funds will only enter into futures contracts that are traded on a U.S. exchange and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. With respect to futures on U.S. Treasury securities, the Fund could experience losses if the U.S. Treasury securities underlying futures contracts are not closely correlated with the securities held by the Fund. Futures contracts have minimal counterparty risk since the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs, providing certain clerical, bookkeeping and other administrative services and oversight of AER Advisors, Inc. ("AER") and Invesco Institutional (N.A.), Inc. ("Invesco Institutional"), Invesco Aim Advisors, Inc. ("Invesco Aim"), Invesco Asset Management Deutschland GmbH ("Invesco Deutschland"), Invesco Asset Management Limited ("Invesco Asset Management"), Invesco Asset Management (Japan) Limited ("Invesco Japan"), Invesco Australia Limited ("Invesco Australia"), Invesco Global Asset Management (N.A.), Inc. ("Invesco Global"), Invesco Hong Kong Limited ("Invesco Hong Kong"), Invesco Senior Secured Management, Inc. ("Invesco Senior Secured") and Invesco Trimark Ltd. ("Invesco Trimark"), collectively the ("Sub-Advisers"). Except for AER, all other Sub-Advisers are affiliates of the Adviser. As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee and the Adviser has agreed to pay for substantially all expenses of the Funds, including payments to the Sub-Advisers and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest and other extraordinary expenses. The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
Active AlphaQ Fund	0.75%
Active Alpha Multi-Cap Fund	0.75%
Active Low Duration Fund	0.29%
Active Mega Cap Fund	0.75%
Active U.S. Real Estate Fund	0.80%

The Adviser has entered into an Investment Sub-Advisory Agreement with AER, the investment Sub-Adviser for the Active AlphaQ Fund and Active Alpha Multi-Cap Fund, and an Investment Sub-Advisory Agreement with Invesco Institutional, the Sub-Adviser for the Active Mega Cap Fund, Active Low Duration Fund and the primary Sub-Adviser for Active U.S. Real Estate Fund. Invesco Aim, Invesco Deutschland, Invesco Asset Management, Invesco Japan, Invesco Australia, Invesco Global, Invesco Hong Kong, Invesco Senior Secured and Invesco Trimark also serve as Sub-Advisers for the Active U.S. Real

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

Estate Fund pursuant to an Investment Sub-Advisory Agreement with the Adviser. The sub-advisory fee is paid by the Adviser to the Sub-Advisers at the following annual rates:

Sub-adviser/Fund	Sub-advisory fee
AER/Active AlphaQ Fund and Active Alpha Multi-Cap Fund	0.20% of the Fund's average daily net assets.

Invesco Institutional/Active Low Duration Fund, Active Mega Cap Fund and Active U.S. Real Estate Fund	40% of the Adviser's compensation of the sub-advised assets.

Invesco Aim, Invesco Deutschland, Invesco Asset Management, Invesco Japan, Invesco Australia, Invesco Global, Invesco Hong Kong, Invesco Senior Secured and Invesco Trimark/Active U.S. Real Estate Fund	40% of the Adviser's compensation of the sub-advised assets.

The Trust has entered into a Distribution Agreement with Invesco Aim Distributors, Inc. (the "Distributor"), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

The following is a summary of the tiered valuation input levels, as of October 31, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investment in Securities
	Level 1	Level 2	Level 3	Total
Active AlphaQ Fund
Equity Securities	$4,016,366	$—	$—	$4,016,366
Money Market Fund	3,719	—	—	3,719
Total Investments	4,020,085	—	—	4,020,085
Active Alpha Multi-Cap Fund
Equity Securities	4,659,218	—	—	4,659,218
Active Low Duration Fund
Corporate Debt Securities	—	761,411	—	761,411
U.S. Government Sponsored Agency Securities	—	426,789	—	426,789
U.S. Treasury Securities	—	6,283,168	—	6,283,168
Money Market Fund	353,004	—	—	353,004
Other Investments*	7,857	—	—	7,857
Total Investments	360,861	7,471,368	—	7,832,229
Active Mega Cap Fund
Equity Securities	3,147,352	—	—	3,147,352
Money Market Fund	25,899	—	—	25,899
Total Investments	3,173,251	—	—	3,173,251
Active U.S. Real Estate Fund
Equity Securities	8,121,075	—	—	8,121,075
Money Market Fund	478	—	—	478
Total Investments	8,121,553	—	—	8,121,553

* Other Investments include futures which are included at unrealized appreciation (depreciation).

Note 5. Derivative Investments

Effective May 1, 2009, each Fund has implemented new required Disclosures about Derivative Instruments and Hedging Activities in accordance with Generally Accepted Accounting Principles. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund's derivative instruments, detailed by primary risk exposure, held as of October 31, 2009:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Active Low Duration Fund
Interest rate risk
Futures contracts(a)	$9,996	$(2,139)

(a) Includes cumulative appreciation (depreciation) of futures contracts. Only current day's variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the six months ended October 31, 2009

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures
Active Low Duration Fund*
Realized Gain (Loss)
Interest rate risk	$(6,402)
Change in Unrealized Appreciation (Depreciation)
Interest rate risk	7,857
Total	$1,455

* The average value of outstanding futures during the period was $1,523,758.

Open Futures Contracts
Active Low Duration Fund Contract	Number of Contracts	Expiration Date/Commitment	Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2 Year Notes	9	December-2009/Long	$1,958,484	$9,996
U.S. Treasury 5 Year Notes	3	December-2009/Short	(349,359)	(2,139)
Total Futures Contracts			$1,609,125	$7,857

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2009 and 2008:

	2009		2008
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Active AlphaQ Fund	$—	$2,478	$—	$—
Active Alpha Multi-Cap Fund	12,784	—	—	—
Active Low Duration Fund	68,278	11,881	27,658	1,121
Active Mega Cap Fund	29,723	—	—	—
Active U.S. Real Estate Fund	67,012	—	—	—

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

Tax Components of Net Assets at October 31, 2009:

	Undistributed Ordinary Income	Net Unrealized Gains (Losses)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Active AlphaQ Fund	$—	$610,687	$(1,723,081)	$5,127,013	$4,014,619
Active Alpha Multi-Cap Fund	5,154	732,287	(5,162,485)	9,087,893	4,662,849
Active Low Duration Fund	—	68,293	(10,528)	7,559,961	7,617,726
Active Mega Cap Fund	14,256	38,981	(539,369)	3,644,520	3,158,388
Active U.S. Real Estate Fund	22,443	590,730	(10,683)	7,650,794	8,253,284

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code rules and related regulations based on the results of future transactions.

The following Funds have capital loss carryforward amounts as of October 31, 2009, which expire on October 31 of each year listed below:

	2016	2017	Total*
Active AlphaQ Fund	$715,579	$1,007,502	$1,723,081
Active Alpha Multi-Cap Fund	1,743,017	3,419,468	5,162,485
Active Low Duration Fund	10,528	—	10,528
Active Mega Cap Fund	125,775	413,594	539,369
Active U.S. Real Estate Fund	—	10,683	10,683

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Note 7. Investment Transactions

For the year ended October 31, 2009, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Government securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Active AlphaQ Fund	$5,670,287	$5,622,042
Active Alpha Multi-Cap Fund	10,181,433	10,196,717
Active Low Duration Fund	2,312,300	1,605,754
Active Mega Cap Fund	1,708,458	1,718,458
Active U.S. Real Estate Fund	1,594,745	1,612,377

For the year ended October 31, 2009, the cost of securities purchased and the proceeds from sales of U.S. Government securities for the Active Low Duration Fund amounted to $16,365,311 and $11,944,287, respectively.

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

For the year ended October 31, 2009, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Active AlphaQ Fund	$3,150,927	$3,298,078
Active Alpha Multi-Cap Fund	668,697	2,147,532
Active Low Duration Fund	—	793,662
Active Mega Cap Fund	6,654,629	5,596,774
Active U.S. Real Estate Fund	10,064,068	2,985,811

Gains on in-kind transactions are generally not considered taxable gains for Federal income tax purposes.

At October 31, 2009, the aggregate cost and the net unrealized appreciation (depreciation) of Investments for tax purposes were as follows:

	Cost*	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Active AlphaQ Fund	$3,409,398	$610,687	$724,856	$(114,169)
Active Alpha Multi-Cap Fund	3,926,931	732,287	890,502	(158,215)
Active Low Duration Fund	7,756,079	68,293	68,293	—
Active Mega Cap Fund	3,134,270	38,981	197,822	(158,841)
Active U.S. Real Estate Fund	7,530,823	590,730	651,710	(60,980)

* Cost of investments on a tax basis, includes the adjustments for financial reporting purposes, as of the most recently completed Federal income tax reporting period-end.

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of investment activity, on October 31, 2009, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the year ended October 31, 2009, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Active AlphaQ Fund	$8,687	$(169,393)	$160,706
Active Alpha Multi-Cap Fund	2,823	(419,404)	416,581
Active Low Duration Fund	21,620	(12,910)	(8,710)
Active Mega Cap Fund	(7,014)	(46,227)	53,241
Active U.S. Real Estate Fund	(88,841)	(480,403)	569,244

Notes to Financial Statements (Continued)

PowerShares Actively Managed Exchange-Traded Fund Trust

October 31, 2009

Note 9. Trustees' Fees

The Funds compensate each Trustee who is not an employee of the Adviser or its affiliates. The Adviser, as a result of the unitary management fee, pays for such compensation. The "Interested" Trustee of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an interested person" (as defined in the 1940 Act) (an "Independent Trustee") and has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in selected PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Except for Active Low Duration Fund, such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. Active Low Duration Fund issues and redeems Shares partially for cash and partially in-kind for securities included in a specified universe.

Active Low Duration Fund (the "Fund") currently intends to effect redemptions partially for cash and partially in-kind, rather than primarily in-kind redemptions, because of the nature of the Fund's investments. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption entirely in-kind, which may decrease the tax efficiency of the Fund compared to ETFs that utilize an entirely in-kind redemption process.

Note 11. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Actively Managed Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Actively Managed Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at October 31, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
December 23, 2009

Supplemental Information

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2009:

Federal Income Tax Information

	Qualified dividend income	Dividends-received deduction
Active AlphaQ Fund	0%	0%
Active Alpha Multi-Cap Fund	100%	100%
Active Low Duration Fund	0%	0%
Active Mega Cap Fund	100%	100%
Active U.S. Real Estate Fund	2%	2%

Supplemental Information (Continued)

Trustees and Officers

The Independent Trustees, the Trustee who is affiliated with the Adviser (the "Management Trustee") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

The Trustees and Officers information is current as of December 18, 2009.

Name, Address and Age of Independent Trustees	Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (51) YQA Capital Management LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2008	YQA Capital Management, LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	101	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At December 18, 2009, the Fund Complex consists of the Trust's five portfolios and three other exchange-traded fund trusts with 96 portfolios advised by the Adviser.

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (49) c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	101	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At December 18, 2009, the Fund Complex consists of the Trust's five portfolios and three other exchange-traded fund trusts with 96 portfolios advised by the Adviser.

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Philip M. Nussbaum (47) c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004- Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-1999)	101	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At December 18, 2009, the Fund Complex consists of the Trust's five portfolios and three other exchange-traded fund trusts with 96 portfolios advised by the Adviser.

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Independent Trustees	Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Donald H. Wilson (49) c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2008	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009); formerly Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006- August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995- February 2006)	101	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At December 18, 2009, the Fund Complex consists of the Trust's five portfolios and three other exchange-traded fund trusts with 96 portfolios advised by the Adviser.

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Management Trustee	Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond (46) Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2007	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly Manager, Nuveen Investments (April 1998-August 2002)	101	None

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.337.4246.

  *  This is the date the Management Trustee began serving the Trust. Each Trustee serves an indefinite term until his successor is elected. Each Officer serves until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At December 18, 2009, the Fund Complex consists of the Trust's five portfolios and three other exchange-traded fund trusts with 96 portfolios advised by the Adviser.

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address and Age of Officers	Position(s) with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (35) Invesco Aim Management Group Inc. 11 Greenway Plaza Suite 100 Houston, Texas 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (January 2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (July 2002-December 2007)

Bruce T. Duncan (55) Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson (43) Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2008	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves until his successor is elected.

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 337-4246. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 337-4246; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available on the Commission's website at www.sec.gov. The Trust's Form N-Qs may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2009 Invesco PowerShares Capital Management LLC  P-PS-AR-10

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.  This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Philip M. Nussbaum, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”   Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.   Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers (“PWC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PWC for Services Rendered to the Registrant for fiscal year end 2009	Percentage of Services Approved for fiscal year end 2009 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PWC for Services Rendered to the Registrant for fiscal year end 2008	Percentage of Services Approved for fiscal year end 2008 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$100,000	N/A	$90,000	N/A
Audit-Related Fees(2)	$0	0%	$3,000	0%
Tax Fees(3)	$41,525	0%	$13,000	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$141,525	0%	$106,000	0%

PWC billed the Registrant aggregate fees of $ 41,525 for the fiscal year ended 2009 and $ 16,000 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)                                  For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                                  Audit-Related Fees for the fiscal year ended October 31, 2008 includes fees billed for reviewing certain registration statements.

(3)                                  Tax fees for the fiscal year ended October 31, 2009 includes fees billed for reviewing tax returns and for providing tax consultation services. Tax fees for fiscal year ended October 31, 2008 includes fees billed for reviewing tax returns and providing tax consultation services.

PWC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2009 and October 31, 2008.

Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES

As adopted by the Audit Committee of
the PowerShares Funds (the “Funds”)
June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”).  As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made.  The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee.  The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made.  The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring.  Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                                          Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                                          Financial information systems design and implementation

•                                          Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                                          Actuarial services

•                                          Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                                          Management functions

•                                          Human resources

•                                          Broker-dealer, investment adviser, or investment banking services

•                                          Legal services

•                                          Expert services unrelated to the audit

•                                          Any service or product provided for a contingent fee or a commission

•                                          Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                                          Tax services for persons in financial reporting oversight roles at the Fund

•                                          Any other service that the Public Company Oversight Board determines by regulation is impermissible.

PwC Matter

PwC advised the Registrant’s Audit Committee that PwC identified the following matter for consideration under the SEC’s auditor independence rules.

PwC became aware that certain aspects of investment advisory services provided by a PwC network member firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with the Registrant or its affiliates) were inconsistent with [Rule 2-01(c)(4)(viii) and (c)(5) of Regulation S-X]. The violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of a product of an affiliate of the Registrant’s investment adviser to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider.  The Wealth Advisory Practice also received commissions from the affiliate of the Registrant’s investment adviser.  With respect to the affiliates of the Registrant’s investment adviser, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.  PwC represented that at no time did the Wealth Advisory Practice recommend products on behalf the affiliates of the Registrant’s investment adviser. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the affiliates of the Registrant’s investment adviser, and the volume and nature of the violations were insignificant.  PwC derived no economic benefit from the commissions, since any commissions received were deducted from the time-based fees charged to the Wealth Advisory Practice client and created no incentive for PwC to recommend the investment.

PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Registrant by this matter.  In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided and noted the insignificance of the services provided.  Based on the foregoing, PwC did not believe this matter affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Registrant’s independent auditor, and believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Ronn R. Bagge, Marc M. Kole, Philip M. Nussbaum, and Donald H. Wilson.

Item 6. Schedule of Investments.

The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)                              Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)                             There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item  12. Exhibits.

(a)(1)                    Code of Ethics.

(a)(2)                    Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(b)                                 Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	January 4, 2010

By:	/s/ Bruce T. Duncan

Name:	Bruce T. Duncan
Title:	Treasurer

Date:	January 4, 2010